Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, David Lerner, Principal Executive Officer of Spirit of America Investment Fund, Inc. (the “Registrant”), certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 10, 2006	/s/ David Lerner
David Lerner, Principal Executive Officer
(principal executive officer)

I, Alan Chodosh, Principal Financial Officer of Spirit of America Investment Fund, Inc. (the “Registrant”), certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 10, 2006	/s/ Alan Chodosh
Alan Chodosh, Principal Financial Officer
(principal financial officer)